[LOGO] Merrill Lynch  Investment Managers                        www.mlim.ml.com

                                 Annual Report

                                 June 30, 2001

                                 Mercury
                                 Short-Term
                                 Investment
                                 Fund
                                 of Mercury HW Funds

OFFICERS AND TRUSTEES

Robert L. Burch III, Trustee
John A. G. Gavin, Trustee
Joe Grills, Trustee
Nigel Hurst-Brown, Trustee
Madeleine A. Kleiner, Trustee
Richard R. West, Trustee
Nancy D. Celick, President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary
Anna Marie S. Lopez, Assistant Treasurer and Assistant Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260

IMPORTANT TAX
INFORMATION (UNAUDITED)

Of the net investment income distributions paid monthly by Mercury Short-Term Investment Fund during the fiscal year ended June 30, 2001, 16.46% is attributable to income from Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.


              June 30, 2001 (2) Mercury Short-Term Investment Fund

DEAR SHAREHOLDER

Fiscal Year in Review

We are pleased to present to you this annual report of Mercury Short-Term Investment Fund for the fiscal year ended June 30, 2001. The past 12 months have brought significant uncertainty and change in the financial markets. Investors experienced a lesson on the whole concept of the value of a company. The economy moved from a period of the strongest year-over-year growth ever seen in the United States to bumping along at a near-zero growth rate, while debates over whether or not we were in a recession became the primary discussion. Federal Reserve Board Chairman Alan Greenspan changed his reputation as a gradualist by aggressively cutting the Federal Funds rate 275 basis points (2.75%) through six interest rate reductions in six months.

In June 2000, the US economy was coming off a quarter of 5.6% growth but began showing signs of slowing slightly. High energy prices and a decline in the equity markets (particularly the NASDAQ) were beginning to set on the pace of economic growth. It was clear to us that the manufacturing sector was bearing the brunt of the incipient slowing. The yield curve began to steepen as investors were looking ahead to probable moves by the Federal Reserve Board. These expectations proved correct as more signs of a real slowdown in the economy emerged and Federal Reserve Board Chairman Greenspan began cutting interest rates with seeming abandon. The Federal Reserve Board's urgency may, in part, have stemmed from the fact that growth outside the United States also was slowing, adding to the pressure on the US economy. Interestingly, employment was slow to show any effects of a weakening economy, perhaps a sign of just how tight the labor market had become.

Interest rates in the intermediate and long segments of the yield curve moved lower by more than 130 basis points in the latter half of 2000, while short-term interest rates were largely unchanged. As 2001 got underway, the Federal Reserve Board started easing monetary policy and short-term interest rates moved down quickly while long-term interest rates actually moved higher. From the time the Federal Reserve Board first cut the Federal Funds rate from 6% to 5.5% at the end of January, the 10-year Treasury note's yield moved up 30 basis points. This created a very tricky investing environment in which corporate spreads tightened and interest rates moved higher, while the economy was slowing and the default rate was rising. This is certainly contrary to historical precedent.

There were two major, national stories that kept the focus of the markets for large parts of the past year: the presidential election and the budget surplus. The election, while it garnered much of the market's, as well as the nation's, attention for most of the fourth quarter of 2000, did not appear to have a significant impact on the financial markets. The budget surplus, on the other hand, has continued to be a dominant theme in the


              June 30, 2001 (3) Mercury Short-Term Investment Fund valuation of the bond market for a year and a half. The notion of surplus inspired Treasury buybacks and prompted a huge rally in US Treasury securities during early and mid-2000. Since then, the buybacks have kept pressure on interest rates, keeping them lower than otherwise might have been the case, especially in the long end of the curve. This is particularly noticeable when looking at swap spreads, a good proxy for general credit spreads, which have stayed near all-time highs for more than a year. In other words, we have seen a larger-than-normal difference between the general level of interest rates (for example, corporate borrowing rates, mortgage rates and consumer loan rates) and the rate at which the Government borrows.

While it is true that general spreads remain at historically wide levels, spread products have actually performed quite well during the first half of 2001. This recovery followed the breathtakingly poor performance of these sectors in the previous year. During the year 2000, the credit portion of the unmanaged Lehman Brothers Aggregate Bond Index posted -417 basis points of excess return. Mortgage-backed securities posted a comparatively good -69 basis points during the same time period. This set up the recovery in spread product, which occurred during the first half of 2001 despite an economy that is struggling with a possible recession. The credit component of the Index contributed 282 basis points of excess return between January 1, 2001 and June 30, 2001. Mortgage-backed securities added 28 basis points of excess return for the same period. Asset-backed securities were somewhat less volatile, contributing 40 basis points and 86 basis points during the year 2000 and first half of 2001, respectively.

The Fund's Class I Shares provided investors with a total return of +6.15% for the year ended June 30, 2001. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6-8 of this report to shareholders.) Performance was helped by the excellent performance of the bond market. Unfortunately, this was below the +6.45% return for the unmanaged Merrill Lynch 6-month US Treasury Bill Index for the same period. The corporate sector, which helped provide the yield advantage in the Fund, was also responsible for the underperformance of the Fund. The corporate sector's negative performance in the second half of 2000 hurt performance because of our significant holdings in corporate securities. This was compounded by our holding debt issued by Comdisco Inc., a company that suffered financial difficulties, which negatively affected performance during the second quarter of 2001. Our substantial holdings of asset-backed securities, on the other hand, were a positive factor. The structure of the portfolio along the yield curve was a slight negative as our concentration in intermediate-term securities meant that the Fund held fewer notes in the short portion of the yield curve, which was the best-performing sector during the first part of 2001.


              June 30, 2001 (4) Mercury Short-Term Investment Fund

In Conclusion

We appreciate your continued support of Mercury Short-Term Investment Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Nancy D. Celick

Nancy D. Celick
President


/s/ Patrick Maldari                     /s/ Frank Viola

Patrick Maldari                         Frank Viola
Portfolio Manager                       Portfolio Manager

                                        August 15, 2001

--------------------------------------------------------------------------------
Effective August 1, 2001, Patrick Maldari and Frank Viola became responsible for the day-to-day management of Mercury Short-Term Investment Fund. Mr. Maldari is Managing Director of Mercury Advisors and a CFA charterholder. He has been employed by Mercury Advisors since 1984. Mr. Viola is Director of Mercury Advisors and Portfolio Manager for the U.S. Fixed Income Group. Mr. Viola joined Mercury Advisors in 1991.
--------------------------------------------------------------------------------


              June 30, 2001 (5) Mercury Short-Term Investment Fund

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

CLASS I SHARES incur a maximum initial sales charge of 2% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's investment adviser pays annual operating expenses of the Fund's Class I Shares in excess of 0.48% of the average net assets. If the investment adviser did not pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


              June 30, 2001 (6) Mercury Short-Term Investment Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS I SHARES

A line graph depicting the growth of an investment in the Fund's Class I Shares compared to growth of an investment in the Merrill Lynch 6-Month US Treasury Bill Index. Beginning and ending values are:

                                                        5/18/93**        6/01
Mercury Short-Term Investment Fund +--
Class I Shares*                                         $9,800           $15,687
Merrill Lynch 6-Month US Treasury Bill Index++          $10,000          $15,208

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + The Fund invests in bonds of varying maturities with a portfolio duration that will generally not exceed one year.
++ This unmanaged Index is comprised of US Treasury bills with maturities of six months, which are guaranteed as to the timely payment of principal and interest by the US Government. The starting date for the Index in the graph is from 5/31/93.

      Past performance is not indicative of future results.

AVERAGE ANNUAL TOTAL RETURN
================================================================================
                                                   % Return            % Return
                                                 Without Sales        With Sales
Class I Shares*                                     Charge             Charge**
--------------------------------------------------------------------------------
One Year Ended 6/30/01                              +6.15%              +4.03%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                            +5.55               +5.13
--------------------------------------------------------------------------------
Inception (5/18/93) through 6/30/01                 +5.97               +5.70
--------------------------------------------------------------------------------
 *    Maximum sales charge is 2%.
**    Assuming maximum sales charge.


              June 30, 2001 (7) Mercury Short-Term Investment Fund

FUND PERFORMANCE DATA (CONCLUDED)

RECENT PERFORMANCE RESULTS
================================================================================
                                       6-Month       12-Month    Since Inception
As of June 30, 2001                 Total Return   Total Return   Total Return
--------------------------------------------------------------------------------
Class I*                               +3.13%         +6.15%        +60.07%
--------------------------------------------------------------------------------
Merrill Lynch 6-month US Treasury
Bill Index**                           +2.99          +6.45         +52.10
--------------------------------------------------------------------------------
 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 5/18/93.
** This unmanaged Index is comprised of US Treasury bills with maturities of six months, which are guaranteed as to the timely payment of principal and interest by the US Government. Since inception total return is from 5/31/93.


              June 30, 2001 (8) Mercury Short-Term Investment Fund

SCHEDULE OF INVESTMENTS

                                                                                             In US Dollars
                                                                                      --------------------------
                                                                                         Face
Industries                                     Investments                               Amount         Value
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--25.8%
================================================================================================================
Aerospace &                     Litton Industries Inc., 6.05% due 4/15/2003           $  770,000      $  772,656
Defense--2.0%
----------------------------------------------------------------------------------------------------------------
Airlines--0.4%                  Delta Airlines, 9.90% due 1/02/2002                      150,000         152,424
----------------------------------------------------------------------------------------------------------------
Banks--2.8%                     MBNA Corporation:
                                   4.228% due 6/17/2002 (c)                              550,000         549,552
                                   6.875% due 11/15/2002                                 500,000         510,940
                                                                                                      ----------
                                                                                                       1,060,492
----------------------------------------------------------------------------------------------------------------
Building--                      Centex Corporation, 4.61% due
Residential/                    8/14/2001 (c)                                            625,000         624,887
Commercial--1.6%
----------------------------------------------------------------------------------------------------------------
Consulting                      Comdisco Inc., 6.375% due 11/30/2001                   2,000,000       1,560,000
Services--4.1%
----------------------------------------------------------------------------------------------------------------
Electric--                      Americana Electric Power, 5.50% due
Integrated--1.0%                5/15/2003                                                400,000         399,292
----------------------------------------------------------------------------------------------------------------
Financial                       Countrywide Home Loans, Inc., 5.25% due
Services--5.3%                  5/22/2003                                                500,000         501,405
                                GS Escrow Corporation, 6.75% due
                                8/01/2001                                                500,000         499,730
                                Heller Financial Inc., 7.50% due 8/23/2002             1,000,000       1,029,000
                                                                                                      ----------
                                                                                                       2,030,135
----------------------------------------------------------------------------------------------------------------
Manufacturing--1.0%             Bombardier Capital Ltd., 6% due
                                1/15/2002 (b)                                            400,000         402,702
----------------------------------------------------------------------------------------------------------------
Oil--                           Ashland Inc., 4.54% due 3/07/2003 (c)                    400,000         399,544
Integrated--2.5%                Pennzoil-Quaker State, 9.40% due
                                12/01/2002                                               575,000         580,543
                                                                                                      ----------
                                                                                                         980,087
----------------------------------------------------------------------------------------------------------------
Pipelines--3.3%                 Mapco Inc., 8.70% due 5/15/2002                          750,000         777,263
                                Williams Companies Inc., 6.20% due
                                8/01/2002                                                500,000         504,190
                                                                                                      ----------
                                                                                                       1,281,453
----------------------------------------------------------------------------------------------------------------
Telecommunications--1.8%        Sprint Spectrum L.P., 11% due 8/15/2006                  650,000         689,715
----------------------------------------------------------------------------------------------------------------
                                Total Corporate Bonds & Notes
                                (Cost--$9,780,335)                                                   9,953,843
----------------------------------------------------------------------------------------------------------------


              June 30, 2001 (9) Mercury Short-Term Investment Fund

                                                                                       In US Dollars
                                                                                --------------------------
                                                                                     Face
Industries                               Investments                                Amount        Value
----------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES--3.3%
==========================================================================================================
Collateralized            Government National Mortgage Association,
Mortgage                  2000-6 A, 7.50% due 4/20/2024                           $  553,692    $  564,118
Obligations--1.5%
----------------------------------------------------------------------------------------------------------
Pass-Through              Government National Mortgage Association (c):
Securities--1.8%             G2 8346, 7.625% due 12/20/2023                          463,860       478,505
                             G2 8570, 7.625% due 10/20/2019                          144,629       149,164
                          Reilly FHA Project, 7.43% due 2/01/2023                     79,346        77,164
                                                                                                ----------
                                                                                                   704,833
----------------------------------------------------------------------------------------------------------
Stripped                  Fannie Mae, 1993-129 J, 6.50% due
Mortgage-Backed           2/25/2007 (a)                                              154,441         4,913
Securities--0.0%
----------------------------------------------------------------------------------------------------------
                          Total Government Agency Mortgage-Backed
                          Securities (Cost--$1,268,054)                                        1,273,864
----------------------------------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--27.5%
==========================================================================================================
Asset-Backed              ACC Automobile Receivables Trust, 1997-C A,
Securities--16.2%         6.40% due 3/17/2004                                        230,564       231,273
                          Advanta Mortgage Loan Trust, 1998-2 A17,
                          6.05% due 9/25/2018                                        667,185       674,936
                          COMM, 2000-FL2A A, 4.20% due
                          1/15/2003 (b)(c)                                           932,870       932,927
                          Centex Home Equity, 2001-B A2, 5.35% due
                          10/25/2022                                                 296,000       295,399
                          Countrywide Home Equity Loan Trust, 1999-A,
                          4.30% due 4/15/2025 (c)                                    578,629       577,717
                          Duck Auto Grantor Trust (b)(c):
                             1999-A A, 5.65% due 3/15/2004                            46,221        46,267
                             2001-B A, 4.737% due 10/17/2005                       1,000,000       997,187
                          Fund America Investors Trust I, 1998-NMC1
                          M1, 4.413% due 6/25/2028 (c)                               122,805       121,943
                          Green Tree Recreational, Equipment &
                          Consumer Trust, 1996-C A1, 4.22% due
                          10/15/2017 (c)                                             212,013       212,298
                          Harley-Davidson Eaglemark Motorcycle Trust,
                          1999-1 A1, 5.25% due 7/15/2003                              47,845        47,902
                          PECO Energy Transition Trust, 1999-A A3,
                          5.081% due 3/01/2006 (c)                                   280,000       280,584
                          Residential Asset Securities Corporation:
                             1999-RS2 AI1, 6.535% due 7/25/2029                      131,187       131,075
                             2000-KS4 AII, 4.035% due 9/25/2031 (c)                  868,479       867,824


              June 30, 2001 (10) Mercury Short-Term Investment Fund

                                                                                   In US Dollars
                                                                            ---------------------------
                                                                                Face
                                        Investments                            Amount         Value
-------------------------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (concluded)
=======================================================================================================
Asset-Backed           Residential Funding Mortgage Securities II,
Securities             1999-HI8 AI2, 7.03% due 7/25/2010                    $   520,531    $    525,209
(concluded)            Resolution Trust Corporation, 1994-C2 G,
                       8% due 4/25/2025                                         307,128         304,852
                                                                                           ------------
                                                                                              6,247,393
-------------------------------------------------------------------------------------------------------
Collateralized         Chase Mortgage Finance Corporation,
Mortgage               1998-S4 A3, 6.55% due 8/25/2028                           98,333          99,197
Obligations--11.3%     Citicorp Mortgage Securities, Inc., 1994-4 A6,
                       6% due 2/25/2009                                         646,146         647,045
                       Countrywide Home Loans:
                          1998-3 A1, 6.80% due 4/25/2028                         84,558          85,242
                          2000-1 A1, 7.50% due 2/25/2030                        866,444         876,001
                       PNC Mortgage Securities Corp., 1997-3 1A5,
                       7% due 5/25/2027                                       1,296,296       1,299,783
                       Residential Asset Securitization Trust,
                       1997-A10 A3, 7.25% due 12/25/2027                        521,252         521,419
                       Salomon Brothers Mortgage Securities VI,
                       1986-1 A, 6% due 12/25/2011                              170,593         170,247
                       Walsh Acceptance, 1997-2 A, 4.805% due
                       3/01/2027 (b)(c)                                          78,183          78,707
                       Washington Mutual, 2000-1 A1, 4.095% due
                       6/25/2024 (c)                                            557,856         559,694
                                                                                           ------------
                                                                                              4,337,335
-------------------------------------------------------------------------------------------------------
                       Total Non-Agency Mortgage-Backed
                       Securities (Cost--$10,547,347)                                      10,584,728
-------------------------------------------------------------------------------------------------------

US GOVERNMENT & AGENCY OBLIGATIONS--32.6%
=======================================================================================================
US Government          Fannie Mae:
Agency                     5.35% due 9/22/2004                                1,000,000       1,001,082
Obligations--10.4%         6.03% due 3/13/2006                                2,000,000       2,004,504
                       Federal Home Loan Bank, 4.75% due
                       6/28/2004                                              1,000,000         998,550
                                                                                           ------------
                                                                                              4,004,136
-------------------------------------------------------------------------------------------------------
US Treasury            US Treasury Bonds, 10.75% due 2/15/2003                3,000,000       3,301,860
Obligations--22.2%     US Treasury Inflation Index, 3.625% due
                       7/15/2002                                              4,650,000       5,231,087
                                                                                           ------------
                                                                                              8,532,947
-------------------------------------------------------------------------------------------------------
                       Total US Government & Agency Obligations
                       (Cost--$12,410,614)                                                   12,537,083
-------------------------------------------------------------------------------------------------------


              June 30, 2001 (11) Mercury Short-Term Investment Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                               In US Dollars
                                                                       -----------------------------
                                                                           Face
                                     Investments                          Amount            Value
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--10.8%
====================================================================================================

Commercial          Powergen US Funding LLC, 4.05% due
Paper*--10.8        8/07/2001                                          $  1,750,000    $   1,742,912
                    Safeway Incorporated, 4.30% due
                    7/02/2001                                             1,600,000        1,600,000
                    Sprint Capital Corporation, 4.35% due
                    7/02/2001                                               800,000          800,000
                                                                                       -------------
                                                                                           4,142,912
----------------------------------------------------------------------------------------------------
                    Total Short-Term Investments
                    (Cost--$4,142,912)                                                     4,142,912
----------------------------------------------------------------------------------------------------
                    Total Investments (Cost--$38,149,262)--100.0%                         38,492,430
                    Time Deposit**--0.3%                                                     100,752
                    Liabilities in Excess of Other Assets--(0.3%)                           (111,176)
                                                                                       -------------
                    Net Assets--100.0%                                                 $  38,482,006
                                                                                       =============
----------------------------------------------------------------------------------------------------

(a)   Interest only.
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)   Variable rate security. The rate listed is as of June 30, 2001.
 * Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**    Time deposit bears interest at 2.75% and matures on 7/02/2001.

      See Notes to Financial Statements.


              June 30, 2001 (12) Mercury Short-Term Investment Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2001
--------------------------------------------------------------------------------

Assets:

Investments, at value (identified cost--$38,149,262)                          $ 38,492,430
Cash                                                                                   180
Time deposit                                                                       100,752
Receivables:
  Interest                                                   $   467,222
  Paydowns                                                        97,312
  Capital shares sold                                              3,462
  Securities sold                                                  1,336           569,332
                                                             -----------
Prepaid registration fees                                                           11,544
                                                                              ------------
Total assets                                                                    39,174,238
                                                                              ------------
------------------------------------------------------------------------------------------

Liabilities:

Payables:
  Capital shares redeemed                                        599,200
  Dividends                                                       69,638
  Investment adviser                                               1,801           670,639
                                                             -----------
Accrued expenses and other liabilities                                              21,593
                                                                              ------------
Total liabilities                                                                  692,232
                                                                              ------------
------------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                    $ 38,482,006
                                                                              ============
------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid-in capital                                                               $ 40,101,664
Undistributed investment income--net                                                29,773
Accumulated realized capital losses on investments--net                         (1,992,599)
Unrealized appreciation on investments--net                                        343,168
                                                                              ------------
Net assets                                                                    $ 38,482,006
                                                                              ============
------------------------------------------------------------------------------------------

Net Asset Value:

Class I--Based on net assets of $38,482,006 and
  3,915,254 shares outstanding+                                               $       9.83
                                                                              ============
------------------------------------------------------------------------------------------

+     Unlimited shares of no par value authorized.

      See Notes to Financial Statements.


              June 30, 2001 (13) Mercury Short-Term Investment Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2001
--------------------------------------------------------------------------------

Investment Income:

Interest and discount earned                                              $ 3,428,657
-------------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                  $ 189,170
Accounting services                                          42,357
Registration fees                                            38,427
Transfer agent fees                                          34,989
Printing and shareholder reports                             27,887
Professional fees                                            13,345
Custodian fees                                                9,877
Pricing fees                                                  5,181
Trustees' fees and expenses                                   2,769
Other                                                         5,718
                                                          ---------
Total expenses before reimbursement                         369,720
Reimbursement of expenses                                  (140,525)
                                                          ---------
Total expenses after reimbursement                                            229,195
                                                                          -----------
Investment income--net                                                      3,199,462
                                                                          -----------
-------------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) on
Investments--Net:

Realized loss on investments--net                                          (1,414,631)
Change in unrealized appreciation/depreciation on
  investments--net                                                          1,054,057
                                                                          -----------
Net Increase in Net Assets Resulting from Operations                      $ 2,838,888
                                                                          ===========
-------------------------------------------------------------------------------------

See Notes to Financial Statements.


              June 30, 2001 (14) Mercury Short-Term Investment Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                For the Year Ended June 30,
                                                             -------------------------------
 Increase (Decrease) in Net Assets:                                 2001             2000
 -------------------------------------------------------------------------------------------
 Operations:

 Investment income--net                                      $  3,199,462       $  3,318,335
 Realized loss on investments--net                             (1,414,631)          (393,848)
 Change in unrealized appreciation/depreciation on
   investments--net                                             1,054,057           (342,363)
                                                             -------------------------------
 Net increase in net assets resulting from operations           2,838,888          2,582,124
                                                             -------------------------------
 -------------------------------------------------------------------------------------------

 Dividends to Shareholders:

 Investment income--net                                        (3,266,161)        (3,213,379)
                                                             -------------------------------
 Net decrease in net assets resulting from dividends
   to shareholders                                             (3,266,161)        (3,213,379)
                                                             -------------------------------
 -------------------------------------------------------------------------------------------

 Capital Share Transactions:

 Increase (decrease) in net assets derived from capital
   share transactions                                         (16,112,097)         4,796,286
                                                             -------------------------------
 -------------------------------------------------------------------------------------------

 Net Assets:

 Total increase (decrease) in net assets                      (16,539,370)         4,165,031
 Beginning of year                                             55,021,376         50,856,345
                                                             -------------------------------
 End of year*                                                $ 38,482,006       $ 55,021,376
                                                             ===============================
 -------------------------------------------------------------------------------------------
*Undistributed investment income--net                        $     29,773       $     77,165
                                                             ===============================
 -------------------------------------------------------------------------------------------

See Notes to Financial Statements.


              June 30, 2001 (15) Mercury Short-Term Investment Fund

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                         Class I+
                                            -------------------------------------------------------------------
                                                                 For the Year Ended June 30,
                                            -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:       2001          2000            1999          1998           1997
---------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of year          $  9.93        $ 10.05        $ 10.13        $ 10.15        $ 10.17
                                            -------------------------------------------------------------------
Investment income--net                          .68            .61            .57            .63            .58
Realized and unrealized
  gain (loss) on investments--net              (.09)          (.14)          (.11)            --++         (.01)
                                            -------------------------------------------------------------------
Total from investment operations                .59            .47            .46            .63            .57
                                            -------------------------------------------------------------------
Less dividends from
  investment income--net                       (.69)          (.59)          (.54)          (.65)          (.59)
                                            -------------------------------------------------------------------
Net asset value, end of year                $  9.83        $  9.93        $ 10.05        $ 10.13        $ 10.15
                                            ===================================================================
---------------------------------------------------------------------------------------------------------------

Total Investment Return:*

Based on net asset value per share            6.15%          4.75%          4.70%          6.37%          5.77%
                                            ===================================================================
---------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement                 .48%           .48%           .48%           .48%           .48%
                                            ===================================================================
Expenses                                       .78%           .73%           .68%           .92%           .92%
                                            ===================================================================
Investment income--net                        6.77%          6.06%          5.52%          6.36%          5.82%
                                            ===================================================================
---------------------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of year (in thousands)      $38,482        $55,021        $50,856        $28,040        $21,720
                                            ===================================================================
Portfolio turnover                             108%            79%           144%           121%           154%
                                            ===================================================================
---------------------------------------------------------------------------------------------------------------

 * Total investment returns exclude the effects of sales charges. The Fund's investment adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
 +    Prior to October 6, 2000, Class I Shares were designated Investor Class
      Shares.
++    Amount is less than $.01 per share.

      See Notes to Financial Statements.


              June 30, 2001 (16) Mercury Short-Term Investment Fund

NOTES TO FINANCIAL STATEMENTS

(1)   Significant Accounting Policies:

      Mercury Short-Term Investment Fund (the "Fund") (formerly Short-Term Investment Fund) is a fund of Mercury HW Funds (the "Trust") (formerly Hotchkis and Wiley Funds). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers a single class (Class I) of shares. The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

      (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

      (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.


              June 30, 2001 (17) Mercury Short-Term Investment Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (d) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

      (e) Expenses--Common expenses incurred by the Trust are allocated among the funds based upon: (i) relative net assets; (ii) as incurred on a specific identification basis; or (iii) evenly among the funds, depending on the nature of the expenditure.

      (f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $19,307 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management, L.P., doing business as Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .40% of the average net assets of the Fund not exceeding $100 million, .30% of average net assets of the Fund in excess of $100 million but not exceeding $500 million and .25% of net assets in excess of $500 million. Mercury Advisors has contractually agreed to pay all operating expenses in excess of .48% as applied to the Fund's Class I daily net assets through June 30, 2002. For the year ended June 30, 2001, Mercury Advisors or its affiliate had earned fees of $189,170, of which $140,525 was waived.

      Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.


              June 30, 2001 (18) Mercury Short-Term Investment Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      FAM Distributors, Inc. ("FAMD"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

      Prior to January 1, 2001, Mercury Advisors provided accounting services to the Fund at its cost and the Fund reimbursed Mercury Advisors for these services. Mercury Advisors continues to provide certain accounting services to the Fund. The Fund reimbursed Mercury Advisors at its cost for such services. For the year ended June 30, 2001, the Fund reimbursed Mercury Advisors an aggregate of $26,595 for the above-described services. The Trust entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

      Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co.

      Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2001 were $46,954,710 and $64,074,413, respectively.

      Net realized gains (losses) for the year ended June 30, 2001 and net unrealized gains as of June 30, 2001 were as follows:

                                               Realized               Unrealized
                                            Gains (Losses)              Gains
      --------------------------------------------------------------------------
      Long-term investments                 $    (1,414,638)        $    343,168
      Short-term investments                              7                   --
                                            ------------------------------------
      Total                                 $    (1,414,631)        $    343,168
                                            ====================================
      --------------------------------------------------------------------------

      As of June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $318,756, of which $342,726 related to appreciated securities and $23,970 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $38,173,674.


              June 30, 2001 (19) Mercury Short-Term Investment Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(4)   Capital Share Transactions:

      Net increase (decrease) in net assets derived from capital share transactions were $(16,112,097) and $4,796,286 for the years ended June 30, 2001 and June 30, 2000, respectively.

      Transactions in capital shares were as follows:

      Class I Shares for the Year                                           Dollar
      Ended June 30, 2001*                                 Shares           Amount
      ------------------------------------------------------------------------------
      Shares sold                                        1,720,103      $ 17,147,673
      Shares issued to shareholders in reinvestment
      of dividends                                         261,904         2,591,162
                                                        ----------------------------
      Total issued                                       1,982,007        19,738,835
      Shares redeemed                                   (3,607,416)      (35,850,932)
                                                        ----------------------------
      Net decrease                                      (1,625,409)     $(16,112,097)
                                                        ============================
      ------------------------------------------------------------------------------

*     Prior to October 6, 2000, Class I Shares were designated Investor Class
      Shares.

      Class I Shares for the Year                                          Dollar
      Ended June 30, 2000*                                Shares           Amount
      ------------------------------------------------------------------------------
      Shares sold                                        7,435,661      $ 74,616,993
      Shares issued to shareholders in reinvestment
      of dividends                                         260,699         2,607,535
                                                        ----------------------------
      Total issued                                       7,696,360        77,224,528
      Shares redeemed                                   (7,218,518)      (72,428,242)
                                                        ----------------------------
      Net increase                                         477,842      $  4,796,286
                                                        ============================
      ------------------------------------------------------------------------------

*     Prior to October 6, 2000, Class I Shares were designated Investor Class
      Shares.


              June 30, 2001 (20) Mercury Short-Term Investment Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

(5)   Short-Term Borrowings:

      On December 1, 2000, the Trust on behalf of the Fund, along with certain other funds managed by Mercury Advisors and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended June 30, 2001.

(6)   Capital Loss Carryforward:

      At June 30, 2001, the Fund had a net capital loss carryforward of approximately $554,000, of which $62,000 expires in 2004, $39,000 expires in 2005, $23,000 expires in 2008 and $430,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

(7)   Subsequent Event:

      On July 26, 2001, the Trust's Board of Trustees declared an ordinary income dividend in the amount of $.073171, payable on July 31, 2001 to shareholders of record as of July 25, 2001.

(8)   Change in Independent Auditors:

      On July 31, 2001, the Board of Trustees of the Trust, upon the recommendation of the Board's audit committee, approved a change of the Fund's independent auditors to Ernst & Young LLP. For the fiscal periods ended June 30, 1997 through June 30, 2000, PricewaterhouseCoopers LLP expressed an unqualified opinion on the Fund's financial statements. Further, there were no disagreements between Fund management and PricewaterhouseCoopers LLP prior to their resignation.


              June 30, 2001 (21) Mercury Short-Term Investment Fund

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Mercury HW Funds and Shareholders of Mercury Short-Term Investment Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mercury Short-Term Investment Fund (one of the portfolios comprising the Mercury HW Funds) as of June 30, 2001, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2000 and financial highlights for each of the four years in the period then ended, were audited by other auditors, whose report dated August 17, 2000 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mercury Short-Term Investment Fund at June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                    /s/ Ernst & Young LLP

MetroPark, New Jersey
August 10, 2001


              June 30, 2001 (22) Mercury Short-Term Investment Fund

[LOGO] Merrill Lynch  Investment Managers

        MUTUAL        MANAGED        ALTERNATIVE       INSTITUTIONAL
        FUNDS         ACCOUNTS       INVESTMENTS      ASSET MANAGEMENT

                               [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund may invest a portion of its assets in non-investment grade debt securities, commonly referred to as high-yield "junk" bonds, which may be subject to greater market fluctuations and risk of loss of income and principal than securities in higher rating categories. The Fund may also invest a portion of its assets in emerging markets and other foreign securities, which involve special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic or other developments.

Mercury Short-Term Investment Fund of
Mercury HW Funds
725 South Figueroa Street, Suite 4000
Los Angeles, CA 90017-5400

[RECYCLE LOGO] Printed on post-consumer recycled paper          #MHW--1080--6/01